UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Silver Star Properties REIT, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On June 13, 2025, Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”) is sharing a podcast interview, and respective transcript, with our Chief Executive Officer and Executive Chairman, Gerald W. Haddock, and Chief Financial Officer, Lou Fox, with strategic insights discussing the Company’s shift to self-storage. Included in the podcast are PowerPoint presentations of our Self-Storage Case Study and Liquidation Presentation. The News Release, respective transcript, and PowerPoint presentations: Self-Storage Case Study and Liquidation Presentation; are included as Exhibits to this filing, as noted below.

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release - Silver Star Properties REIT, Inc. dated June 13, 2025
99.2	PowerPoint Presentation - Self-Storage Case Study
99.3	PowerPoint Presentation - Liquidation Presentation
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